PATENT SALE AGREEMENT

This Patent Sale Agreement ("Agreement") is entered into on February 8, 2010 (Effective Date) by and between David Galosky, Inventor, an individual residing at 8205 Hammond Branch Way, Laurel, Maryland 20723 USA ("Seller"), and Eco-Friendly Power Technologies Corp., a Delaware Corporation, having its principle place of business at 113 Barksdale Professional Center, Newark , Deleware , 19711 USA (Purchaser), and Appelfeld Zer Fisher & Weiler, a partnership having its principal place of business at 2 Ben Gurion Rd., Ramat Gan, Israel (Escrow Agent).

RECITALS

WHEREAS, Purchaser desires to purchase Seller's Patent Rights (as defined below), and Seller is willing to sell such Patent Rights to Purchaser under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

1. DEFINITIONS

For the purposes of this Agreement, the terms hereunder shall have the meanings as defined below:

1.1 "Patent Rights" shall mean the specific patent listed in Exhibit A (the "Patent") as well as the right to claim priority based on the applications, the same to be held by and enjoyed by Purchaser to the full end of the term for which said Letters Patents are granted, as fully and entirely as the same could have been held and enjoyed by Seller if this sale had not been made, together with all rights of actions for past infringement thereof including the right to recover damages for said infringement.

1.2 "Deliverables" means (a) the original copy of the patent issued by the USPTO; (b) an original executed Deed of Assignment recordable in the USPTO.

2. TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

2.1 Seller hereby agrees to sell, assign, transfer and convey to Purchaser all of Seller's right, title and interest in and to the Patent Rights. This sale includes all right, title and interest of Seller in all causes of action and enforcement rights for the Patents, including all of its rights to pursue damages, injunctive relief and other remedies for past, current and future infringement of the Patent Rights. Upon Escrow Agent's representation that they are in receipt of the Consideration, Seller shall execute and deliver to Escrow Agent the Deliverables within 15 days

3. CONSIDERATION

3.1 Purchaser agrees to pay to Seller the sum of $8,400.00 as consideration for the sale of the Patent Rights to Purchaser under this Agreement. The Consideration shall be paid into an escrow account established by Escrow Agent upon delivery of this Agreement.

I.A D.G. [signature]

Eco-Friendly Power Technologies Corp.

4. Escrow

The Consideration referred to above shall be paid to Escrow Agent by Buyer and held in trust for Seller pending receipt of Seller's Deliverables. Upon receipt of the Consideration Escrow Agent shall promptly acknowledge receipt of the Consideration to Purchaser and to Seller. Upon said acknowledgement, Seller shall convey the Deliverables to Escrow Agent within 15 days. Upon receipt of Seller's Deliverables, Escrow Agent shall pay the Consideration deposited with Escrow Agent to Seller or in accordance with Seller's written instructions, and shall transfer said Deliverables to Buyer. Escrow Agent shall make simultaneous transfer of the said properties. If Escrow Agent fails to receive both the Deliverables and the Consideration, Escrow Agent shall continue to hold the properties it has received. If there is any dispute as to whom Escrow Agent is to deliver the properties deposited, Escrow Agent shall hold the properties until the parties' rights are finally determined in an appropriate action or proceeding or until a court orders Escrow Agent to dispose of the properties. If Escrow Agent does not receive a proper written authorization from Seller and Buyer, or if an action or proceeding to determine Seller's and Buyer's rights is not begun or diligently prosecuted within sixty (60) days, Escrow Agent may return the properties to their original owner. Escrow Agent assumes no liability except that of a fiduciary intermediary. Escrow Agent's duties are limited to those specifically set out in this Agreement. Escrow Agent shall incur no liability to anyone except for willful misconduct or gross negligence so long as the Escrow Agent acts in good faith.

5. REPRESENTATIONS AND WARRANTIES

5.1 Mutual Representations and Warranties

Each party represents and warrants to the other as follows:

(a) it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;

(b) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;

(c) all consents, approvals and authorizations from all governmental authorities, administrative or other agencies, trustees or any other persons having authority over such party required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained.

(d) it has not entered into any agreement with any Third Party that is in conflict with the rights granted to the other party pursuant to this Agreement.

5.2 Seller Representations and Warranties

Seller represents and warrants that:

(a) Seller is the true owner of all right, title and interest in and to the Patent Rights, and Seller knows of no asserted or unasserted claims of ownership of the Patent Rights by any party other than the Seller;

(b) Seller knows of no inventors of the Patent Rights other than the named inventors of the Patent Rights, and knows of no asserted or unasserted claims of inventorship of the Patent Rights by any person other than the named inventors of the Patent Rights; and

I.A D.G.

Eco-Friendly Power Technologies Corp.

(c) Seller knows of no asserted claims of prior invention of the Patent rights by any third party, including any interferences or requests for interferences involving the Patent Rights, except as appear in the USPTO record.

5.3 Purchaser Representations and Warranties
Purchaser represents and warrants that:
(a) Payments to Seller will be made in accordance with the provisions contained in Article 3.

6. DISCLAIMER OF OTHER WARRANTIES
THE WARRANTIES SET FORTH IN ARTICLE 5 ABOVE ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE, VALIDITY OF THE PATENT RIGHTS, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

7. GENERAL PROVISIONS
7.1 Paragraph Headings
The paragraph headings are inserted only for purposes of reference. Such captions shall not affect the scope, meaning or intent of the provisions of this Agreement nor shall such headings otherwise be given any legal effect.

7.2 Joint Drafting
Seller and Purchaser acknowledge that each has participated in the drafting and negotiation of this Agreement. For purposes of interpreting this Agreement, each provision, paragraph, sentence and word herein shall be deemed to have been jointly drafted by Seller and Purchaser. They intend for this Agreement to be construed and interpreted neutrally in accordance with the plain meaning of the language contained herein, and not presumptively construed against any actual or purported drafter or any specific language contained herein.

7.3 Forum
Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of Maryland in the Country of the United States, without regard to principles of conflict of laws. Each party hereby agrees to the exclusive jurisdiction and venue of the state and federal courts having within their jurisdiction Maryland for all disputes arising out of or relating to this Agreement.

7.4 Notices.
Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this **Section 6.3.** Unless otherwise provided, all notices shall be sent:

If to Purchaser, to

I.A. D.G.

Eco-Friendly Power Technologies Corp.

113 Barksdale Professional Center
Newark, Deleware, 19711 USA

If to Seller, to:

David Galosky
8205 Hammond Branch Way
Laurel, Maryland 20723 USA

If to Escrow Agent, to:

Ilanit Appelfeld, Adv.
Appelfeld Zer Fisher & Weiler
B.S.R I
2 Ben Gurion Rd.
Ramat Gan, Israel
Tel: +972 3 755 3866
Fax: + 972 3 755 3861
ilanit@patentim.com

If sent by facsimile transmission, the date of transmission shall be deemed to be the date on which such notice, request or communication was given. If sent by overnight courier, the next business day after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the third business day after the date of mailing shall be deemed the date on which such notice, request or communication was given.

7.5 Entire Agreement
This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, including any letter of intent. No oral agreement or explanation by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in writing signed by authorized representatives of both parties.

7.6 Counterparts
This Agreement may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

I.A D.G.

Eco-Friendly Power Technologies Corp.

7.6 Counterparts
This Agreement may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

Seller:
By: David Galetzky
Name: David Galetzky
Title: ______________________

Purchaser
By: Eco-Friendly Power Technologies Corp.
Name: ______________________
Title: ______________________

Eco-Friendly Power Technologies Corp.

Escrow Agent
By: Ilanit Appelfeld. Adv.
Name: ______________________
Title: ______________________

D. G.

Eco-Friendly Power Technologies Corp.

EXHIBIT A

Patent to be Assigned

United States Patent No. 7,081,714 by Galosky issued July 25, 2006 for Incandescent light bulb life extending apparatus; from Appl. No.: 10/839,731; Filed: May 4, 2004.

D. G.

PATENT ASSIGNMENT

WHEREAS, the undersigned, David Galosky, an individual residing at 8205 Hammond Branch Way, Laurel, Maryland 20723 USA (hereinafter ASSIGNOR), has made an invention of certain new and useful improvements, entitled INCANDESCENT LIGHT BULB LIFE EXTENDING APPARATUS, for which a U.S. Patent Application No. 10/839,731 was filed on May 4, 2004 in the United States Patent and Trademark Office, and for which United States Letters Patent No. 7,081,714 was issued on July 25, 2006. The undersigned ASSIGNOR believes that he is the original and sole inventor of the subject matter which is patented and for which said Letters Patent No. 7,081,714 were granted;

AND WHEREAS, Eco-Friendly Power Technologies Corporation, a corporation organized and existing under the laws of the state of Delaware, and having its principal office at 113 Barksdale Professional Center, Newark, Delaware, 19711, U.S.A., in consideration for payment of eight thousand four hundred ($8,400.00 US), is entitled to an assignment of ASSIGNOR's right, title and interest in the invention, and the Letters Patent No. 7,081,714 obtained therefore;.

NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, be it known that, for said good and valuable considerations, the receipt of which is hereby acknowledged, the undersigned has sold, assigned and transferred, and by these presents does hereby sell, assign and transfer unto Eco-Friendly Power Technologies Corporation the entire right, title and interest in and to said invention in the United States including and as fully set forth and described in the United States Letters Patent No. 7,081,714 issued on July 25, 2006 by the United States Patent and Trademark Office, including the exclusive right to sue for alleged past infringement, and the undersigned does hereby authorize and request the Commissioner of Patents to fully recognize the said Eco-Friendly Power Technologies Corporation as assignee of the entire right, title and interest in and to the same, for the sole use and behalf of Eco-Friendly Power Technologies Corporation, its successors and assigns;

Assignor warrants that there are no outstanding assignments, grants, liens, encumbrances, or agreements either written, oral, or implied with respect to said invention or the Letters Patent No. 7,081,714 obtained therefore which will impair, diminish, limit or abridge the Assignee's entire undivided right, title and interest thereto at the time of the execution of this instrument by ASSIGNOR. ASSIGNOR also acknowledges that his contributions to said invention are properly reflected in said United States Letters Patent No. 7,081,714. Assignor makes no other warranty of the validity or enforceability of the said United States Letters Patent No. 7,081,714.

The undersigned does hereby agree that to execute all papers necessary in connection with the United States Letters Patent No. 7,081,714 when called upon to do so by Eco-Friendly Power Technologies Corporation, its successors and assigns.

IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand.

David Galosky 03/05/2010 Mary E. Galosky

NAME: David Galosky Date Witness

ADDR: 8205 Hammond Branch Way, Laurel, Maryland 20723, USA